Exhibit 10.3
CONFIDENTIAL TREATMENT REQUESTED
PUBLIC HEALTH SERVICE
FIFTH AMENDMENT TO L-354-1998/0
This is the fifth amendment (“Fifth Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as (“PHS”), agencies of the United States Public Health Service within the Department of Health and Human Services (“HHS”), and Repros Therapeutics Inc., formerly known as Zonagen having an effective date of April 16, 1999 and having NIH Reference Number L-354-1998/0 (“Agreement”). This Fifth Amendment, having NIH Reference Number L-354-1998/5, is made between the PHS through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and Repros Therapeutics Inc.,having an office at 2408 Timbeloch Place, Suite B-7, The Woodlands, TX 77280 (“Licensee”). This Fifth Amendment includes, in addition to the amendments made below, 1) a Signature Page and 2) Attachment 1 (Royalty Payment Information).
WHEREAS, PHS and Licensee desire that the Agreement be amended a fifth time as set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, PHS and Licensee, intending to be bound, hereby mutually agree to the following:
1)	Replace APPENDIX E-BENCHMARKS AND PERFORMANCE as follows:
Licensee agrees to the following Benchmarks for the purpose of measuring its performance under this Agreement. Licensee shall notify PHS in writing within thirty (30) days of achieving all such Benchmarks. They are as follows:

Benchmark	Date

1.	Initiate Phase III Clinical trials in U.S. for first indication	[ ** ]
2.	File NDA in the U.S. for first indication	[ ** ]
3.	File for approval Licensed Product in Europe for first indication	[ ** ]
4.	File for approval Licensed Product in Japan for first indication	[ ** ]
5.	Initiate Phase III Clinical trials in U.S. for second indication	[ ** ]
6.	File NDA in the U.S. for second indication	[ ** ]
7.	File for approval Licensed Product in Europe for second indication	[ ** ]
8.	File for approval Licensed Product in Japan for second indication	[ ** ]
2)	Within thirty (30) days of the execution of this Fifth Amendment, Licensee shall pay PHS an amendment issue royalty in the sum of Five Thousand US Dollars ($5,000), to be sent to the address specified in Attachment 2.
3)	In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1.

A-382-2006
CONFIDENTIAL
Fifth Amendment of L-354-1998/0 Model 09-2006	Draft Repros Therapeutics Inc Page 1 of 5	February 27, 2007 L-354-1998/5
Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with “**” and have been filed separately with the Securities and Exchange Commission.

4)	All terms and conditions of the Agreement not herein amended remain binding and in effect.
5)	This Fifth Amendment is effective on upon execution by all parties.
SIGNATURES BEGIN ON NEXT PAGE

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FIFTH AMENDMENTTO L-354-1998/0
SIGNATURE PAGE
In Witness Whereof, the parties have executed this Fifth Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For PHS:

/s/ Steven M. Ferguson	3/13/07
Steven M. Ferguson	Date
Director, Division of Technology Development and Transfer Office of Technology Transfer National Institutes of Health
Mailing Address for Agreement notices:
Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.
For Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

by:

/s/ Ronald Wiehle	3/15/07
Signature of Authorized Official	Date
Name: Ronald Wiehle
Title:
I.	Official and Mailing Address for Agreement notices:
Repros Therapeutics Inc.
2408 Timberloch Place, B-7
The Woodlands, TX 77380
281-719-3400

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II.	Official and Mailing Address for Financial notices (Licensee‘s contact person for royalty payments):

Louis Ploth, Jr.

Name

VP, Business Development & CFO

Title

Mailing Address:

Repros Therapeutics Inc.

2408 Timberloch Place, B-7

The Woodlands, TX 77380

Email Address:	Omitted.

Phone:	Omitted.

Fax:	Omitted.
Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT 1 — ROYALTY PAYMENT OPTIONS
NIH/PHS License Agreements
*In order to process payment via Electronic Funds Transfer sender MUST supply the following information:
Procedure for Transfer of Electronic Funds to NIH for Royalty Payments
Bank Name: This has been omitted from this copy.
NOTE: Only U.S. banks can wire directly to the Federal Reserve Bank. Foreign banks cannot wire directly to the Federal Reserve Bank, but must go through an intermediary U.S. bank. Foreign banks may send the wire transfer to the U.S. bank of their choice, who, in turn forwards the wire transfer to the Federal Reserve Bank.
Mailing Address for Royalty Payments:
National Institutes of Health
Omitted from this copy.
Overnight Mail for Royalty Payments only:
Omitted from this copy.
Please make checks payable to: NIH/Patent Licensing.
The OTT Reference Number MUST appear on checks, reports and correspondence.

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